Exhibit 99.1

Eyenovia Announces Independent Director Stephen Benjamin to Step Down to Assume Role of

Head of White House’s Office of Public Engagement

NEW YORK— February 28, 2023—Eyenovia, Inc. (NASDAQ: EYEN), a pre-commercial ophthalmic technology company developing the Optejet® delivery system for use both in connection with its own drug-device therapeutic programs for mydriasis, presbyopia and pediatric progressive myopia as well as out-licensing for additional indications, today announced that Stephen Benjamin, an independent director on the Company’s Board of Directors, is stepping down to assume the role of Head of the White House’s Office of Public Engagement.

Mr. Benjamin, an attorney, former three-term mayor of Columbia, South Carolina and 76th President of the U.S. Conference of Mayors, with an extensive record of achievement in government and the public sector, joined the Eyenovia Board in February 2022.

“We are beyond thrilled for Stephen, and wish him all the best in this important and high-profile role within the President’s administration,” stated Michael Rowe, Chief Executive Officer of Eyenovia. “Over the past year, Steve Benjamin’s insights and guidance have served us well at Eyenovia, and it is due in part to his service that we have achieved so much during that time.”

Eyenovia’s Board will continue to consist of seven members. A search for Mr. Benjamin’s successor on the Eyenovia Board has been initiated.

About Eyenovia, Inc.

Eyenovia, Inc. (NASDAQ: EYEN) is an ophthalmic pharmaceutical technology company developing a pipeline of microdose array print (MAPTM) therapeutics. Eyenovia is currently focused on the late-stage development of microdosed medications for mydriasis, presbyopia and myopia progression. For more information, visit Eyenovia.com.

The Eyenovia Corporate Information slide deck may be found at ir.eyenovia.com/events-and-presentations.

Forward-Looking Statements

Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, including estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission.

In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinical trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the timing of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our product candidates; the potential advantages of our product candidates and platform technology; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential market opportunity for our product candidates; reliance on third parties to develop and commercialize our product candidates; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive position.

Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward-looking statements.

Eyenovia Contact:
Eyenovia, Inc.
John Gandolfo
Chief Financial Officer
jgandolfo@eyenovia.com

Eyenovia Investor Contact:
Eric Ribner
LifeSci Advisors, LLC
eric@lifesciadvisors.com
(646) 751-4363

Eyenovia Media Contact:
Eyenovia, Inc.

Norbert Lowe

Vice President, Commercial Operations

nlowe@eyenovia.com